SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement

                          CROSSNET COMMUNICATION, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.
1)       Title of each class of securities to which transaction applies:
2)       Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)       Proposed maximum aggregate value of transaction:
5)       Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)       Amount Previously Paid:
2)       Form, Schedule or Registration Statement No.:
3)       Filing Party:
4)       Date Filed:

                          CROSSNET COMMUNICATIONS, INC.
                   14500 North Northsight Boulevard, Suite 213
                            Scottsdale, Arizona 85260

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 24, 2002
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF CROSSNET COMMUNICATIONS, INC.:

         PLEASE  TAKE  NOTICE that a Special Meeting of Shareholders of Crossnet
Communications, Inc. (the "Company") will be held at 14500 North Northsight Boulevard, Suite 213, Scottsdale, Arizona 85260, on Monday, June 24, 2002, at 9:00 a.m., local time, or at any adjournments thereof, for the following purposes:

         (1) to approve and adopt a 1-for-16.52481235 reverse stock split of the outstanding shares of the Company's common stock; and

         (2) to approve and adopt Articles of Amendment to the Company's Articles of Incorporation to change the name of the Company to "Cirond Technologies Inc.".

         If approved, the reverse stock split and name change will be effective immediately prior to closing on the Share Exchange Agreement between the Company and the shareholders of Cirond Networks, Inc. Only shareholders of record owning shares of the Company's common stock at the close of business on May 23, 2002, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

         You are cordially invited to attend the meeting in person. Enclosed for your consideration is an Information Statement describing the proposed transactions. Please note that Mark Moldenhauer, the Company's majority shareholder, intends to cast his votes in favor of the name change and reverse stock split.

                                By order of the Board of Directors:


                                /s/ MARK MOLDENHAUER
                                ------------------------------------------------
                                Mark Moldenhauer, President and Secretary

Scottsdale, Arizona
June 3, 2002

                          CROSSNET COMMUNICATIONS, INC.
                   14500 North Northsight Boulevard, Suite 213
                            Scottsdale, Arizona 85260


                              INFORMATION STATEMENT

              SPECIAL SHAREHOLDERS MEETING TO BE HELD JUNE 24, 2002


                                  INTRODUCTION

This Information Statement will be first sent or given to shareholders of Crossnet Communications, Inc. (the "Company") on or about June 3, 2002, in connection with a special shareholders' meeting to be held June 24, 2002, for the purposes to approve a reverse stock split of the Company's outstanding shares of common stock, and to approve a name change of the Company to Cirond Technologies Inc. If approved, the reverse stock split and name change will be effective immediately prior to closing on the Share Exchange Agreement between the Company and the shareholders of Cirond Networks, Inc.

           **WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.**



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's common stock. The close of business on May 23, 2002, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 28,092,181 shares outstanding.

VOTING RIGHTS AND REQUIREMENTS

Each shareholder of record as of the record date will be entitled to one vote for each share of common stock held as of the record date. The presence at the Special Meeting of the holders of an amount of shares of common stock representing the right to vote at least one-third of the shares of common stock outstanding as of the record date will constitute a quorum for transacting business. If a quorum exists, the affirmative vote of more shares in favor than against will be required to approve the transactions and to take action on any other matters that may come before the Special Meeting.



Crossnet Communications, Inc. Information Statement - Page 1

PRINCIPAL SECURITY HOLDERS

The following table sets forth information, as May 23, 2002, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock and by directors and officers of the Company, both individually and as a group:


BENEFICIAL OWNERS                                 RELATIONSHIP TO               SHARES OWNED            PERCENT OF
                                                      COMPANY               BENEFICIALLY AND OF          CLASS (1)<F1>
                                                                                   RECORD

Mark Moldenhauer
14500 N. Northsight Blvd., #213                 Officer & Director               25,462,121                91.0%
Scottsdale, Arizona  85260

Jules Lee Wurzel
3100 South Monroe                               Officer & Director                287,908                  1.0%
Denver, Colorado 80210

Officers and Directors as a group                                                25,750,029                92.0%
(2 persons)

(1)<F1>      Based on 28,092,181 shares outstanding.

CHANGES IN CONTROL

On  May  15,  2002,  the  Company  entered  into  a  Share  Exchange   Agreement
("Agreement") with the shareholders of Cirond Networks, Inc., a Nevada corporation ("Cirond"). Cirond's main business activity is the development of technology to enhance the performance and security of wireless local area network technology. Under the terms of the Agreement, pending the outcome of certain contingencies, the Company will issue shares of common stock in exchange for all of the outstanding shares of Cirond. As a result, the former shareholders of Cirond will own approximately 90% of the outstanding shares of the Company subsequent to the transaction. Accordingly, if the transaction is consummated, the business combination will be accounted for as a capital transaction, as if Cirond had issued shares for consideration equal to the Company's net tangible assets followed by a recapitalization of the Company's common stock, as the former shareholders of Cirond will control the Company.

The Agreement is contingent upon, among others: (1) shareholder approval of a 1-for-16.52481235 reverse stock split of the Company's outstanding shares of common stock; (2) shareholder approval of a name change of the Company to "Cirond Technologies Inc."; and (3) the Company's satisfactory review of the financial and business operations of Cirond.




Crossnet Communications, Inc. Information Statement - Page 2

--------------------------------------------------------------------------------

                  PROPOSAL 1: APPROVAL OF A REVERSE STOCK SPLIT
--------------------------------------------------------------------------------

As a condition precedent to closing on the Agreement, the Company is required to implement a 1- for-16.52481235 reverse stock split of the outstanding shares of the Company's common stock. The reverse stock split is intended to increase the value of each remaining share of common stock. The Company's majority shareholder, Mark Moldenhauer, intends to cast his votes in favor of the reverse stock split.

If approved, the reverse stock split will be effective immediately prior to closing on the Share Exchange Agreement between the Company and the shareholders of Cirond Networks, Inc. If the Company determines not to proceed with the acquisition of Cirond Networks, Inc., the reverse split, even if approved, may not be implemented.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that the shareholders vote "FOR" this proposal to approve the reverse stock split. If a quorum exists at the Special Meeting, the affirmative vote of more votes in favor than against is required for approval. See "Voting Securities and Principal Holders Thereof".

--------------------------------------------------------------------------------

                  PROPOSAL 2: ADOPTION OF ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------

As a condition precedent to closing on the Agreement, the Company is required to change its name to"Cirond Technologies Inc." The name is intended to reflect the Company's new focus on implementing the business plan of Cirond. The Company's majority shareholder, Mark Moldenhauer, intends to cast his votes in favor of the name change.

A copy of the proposed Articles of Amendment to the Articles of Incorporation of Crossnet Communications, Inc. is attached as Exhibit A.

If approved, the name change will be effective immediately prior to closing on the Share Exchange Agreement between the Company and the shareholders of Cirond Networks, Inc. If the Company determines not to proceed with the acquisition of Cirond Networks, Inc., the name change will not be implemented.



Crossnet Communications, Inc. Information Statement - Page 3

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that the shareholders vote "FOR" this proposal to adopt the Articles of Amendment. If a quorum exists at the Special Meeting, the affirmative vote of more votes in favor than against is required for approval. See "Voting Securities" and Principal Holders Thereof".

                                  OTHER MATTERS

Management of the Company knows of no other matters to be acted upon at the Special Meeting.













Crossnet Communications, Inc. Information Statement - Page 4

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          CROSSNET COMMUNICATIONS, INC.

     Pursuant  to the  provisions of  the Colorado Business Corporation Act, the
undersigned   Corporation  adopts  the  following  Articles  of Amendment to its
Articles of Incorporation:

     FIRST:   The name of the Corporation is Crossnet Communications, Inc.

     SECOND: The following amendment was adopted by the stockholders of the Corporation at a meeting duly held on June 24 2002, in the manner prescribed by the Colorado Business Corporation Act pursuant to and in accordance with the Colorado Business Corporation Act:

              The new name of the Corporation is Cirond Technologies Inc.

     THIRD: In accordance with the Colorado Business Corporation Act, the stockholders of the Corporation at a meeting duly held on June 24, 2002, approved a 1-for-16.52481235 reverse stock split of the outstanding shares of common stock.

     IN WITNESS WHEREOF, Crossnet Communications, Inc. n/k/a Cirond Technologies Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Secretary, who acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of the President and Secretary's knowledge, information, and belief.

                               Crossnet Communications, Inc. n/k/a
                               Cirond Technologies Inc.


                               By:
                                  -------------------------------------------
                                  Mark Moldenhauer, its President & Secretary